UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2023

AG Twin Brook Capital Income Fund
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56502	88-6103622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 Park Avenue, 26th Floor,
New York, NY 10167
(Address of Principal Executive Offices, Zip Code)

(212) 692-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amended and Restated Investment Management Agreement

On September 6, 2023, AG Twin Brook Capital Income Fund (the “Company”) entered into an amended and restated investment management agreement (the “Amended and Restated Investment Management Agreement”) with its investment adviser, AGTB Fund Manager, LLC (the “Adviser”). The Amended and Restated Investment Management Agreement amends and restates the investment management agreement, dated as of October 25, 2022, by and between the Company and the Adviser (the “Original Investment Management Agreement”) in response to comments issued by certain state securities regulators in connection with their review of the Company’s continuous offering of common shares of beneficial interest (the “Offering”). The terms of the Amended and Restated Investment Management Agreement are unchanged from those of the Original Investment Management Agreement, under which the Adviser has provided investment advisory services to the Company since its inception, except to (i) remove conditional language that sunsets certain provisions if the Company’s securities become “covered securities,” as defined in Section 18 of the Securities Act of 1933, as amended; (ii) remove overhead expenses (including rent, office equipment and utilities) from the costs and expenses of the Company’s administrator that are to be borne by the Company; (iii) clarify certain types of costs and expenses related to the Company’s operations, administration and transactions that are to be borne by the Company; and (iv) clarify the Adviser’s indemnification standard is consistent with the requirements of the NASAA Omnibus Guidelines.

The foregoing description of the Amended and Restated Investment Management Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Investment Management Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Administration Agreement

On September 6, 2023, the Company entered into an amended and restated administration agreement (the “Amended and Restated Administration Agreement”) with its administrator, AGTB Fund Manager, LLC (in such capacity, the “Administrator”). The Amended and Restated Administration Agreement amends and restates the administration agreement, dated as of October 25, 2022, by and between the Company and the Administrator (the “Original Administration Agreement”) in response to comments issued by certain state securities regulators in connection with their review of the Offering. The terms and conditions of the Amended and Restated Administration Agreement are unchanged from those of the Original Administration Agreement, under which the Administrator has provided administrative services to the Company since its inception, except to (i) remove overhead expenses (including rent, office equipment and utilities) from the description of costs and expenses of the Administrator that are to be borne by the Company and (ii) clarify certain types of costs and expenses related to the Company’s operations, administration and transactions that are to be borne by the Company.

The foregoing description of the Amended and Restated Administration Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Administration Agreement, which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Third Amended and Restated Declaration of Trust

On September 6, 2023, the Board adopted the Third Amended and Restated Agreement and Declaration of Trust (the “Third Amended and Restated Declaration of Trust”) in response to comments issued by certain state securities regulators in connection with their review of the Offering. As amended, the Third Amended and Restated Declaration of Trust provides (i) that any Trustee elected to fill a vacancy on the Board shall be proposed for election by the Company’s shareholders (the “Shareholders”) at the next annual meeting of Shareholders; (ii) that the Company shall hold annual meetings of Shareholders which was previously included in the Company’s bylaws; (iii) provisions relating to special meetings of the Shareholders previously included in the Company’s bylaws; (iv) that, if any amendment to the Company’s bylaws adversely affects the voting rights of Shareholders, such amendment must be approved by the affirmative vote of holders of a majority of the outstanding voting securities of the Company entitled to vote on the matter (as defined in the Investment Company Act of 1940, as amended); (v) that the Company shall not grant any exclusive right to sell, or exclusive employment to sell, any assets of the Company; and (vi) that the funds of the Company shall not be commingled with the funds of any other person and the Company’s funds will be protected from the claims of affiliated companies. The other material terms of the Third Amended and Restated Declaration of Trust were unchanged.

The foregoing description of the Third Amended and Restated Declaration of Trust does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Declaration of Trust, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Second Amended and Restated Bylaws

On September 6, 2023, the Board adopted the Second Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”), effective the same day, in response to comments issued by certain state securities regulators in connection with their review of the Offering. As amended, the Second Amended and Restated Bylaws (i) provides that any Trustee elected to fill a vacancy on the Board shall be proposed for election by Shareholders at the next annual meeting of Shareholders and (ii) removes the ability of Trustees to pay themselves compensation for special services. The other material terms of the Second Amended and Restated Bylaws were unchanged.

The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, which is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

The Adviser has voluntarily agreed to pay up to 0.60% of the shareholder servicing and/or distribution fee for a one-year period, beginning October 1, 2023, on Class S shares sold in the Offering.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Agreement and Declaration of Trust.
3.2	Second Amended and Restated Bylaws.
10.1	Amended and Restated Investment Management Agreement, by and between AG Twin Brook Capital Income Fund and AGTB Fund Manager, LLC.
10.2	Amended and Restated Administration Agreement, by and between AG Twin Brook Capital Income Fund and AGTB Fund Manager, LLC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG Twin Brook Capital Income Fund

Dated: September 8, 2023	By:	/s/ Terrence Walters
	Name:	Terrence Walters
	Title:	Chief Financial Officer and Treasurer